UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 5, 2006
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:	(610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 5, 2006, the Board of Trustees of Liberty Property Trust (the “Trust”) approved amendments to Article II, Section 8 of the Trust’s First Amended and Restated Bylaws (the “Bylaws”) to change the vote standard for the election of trustees from a plurality to a majority of all the votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted “for” a candidate for trustee must exceed the number of votes cast as “withheld” from that candidate. In contested elections where the number of candidates exceeds the number of trustees to be elected, the vote standard will continue to be a plurality of the votes cast.
     In addition, the Trust amended its corporate governance policies to provide that if a candidate for trustee who already serves as a trustee is not elected by a majority of the votes cast, the trustee shall offer to tender his or her resignation to the Board of Trustees. The Corporate Governance and Nominating Committee will then make a recommendation to the Board of Trustees on whether to accept or reject the resignation, or whether other action should be taken. The Board of Trustees will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The trustee who tenders his or her resignation will not participate in the Board of Trustee’s decision.
     The amended Bylaws are effective as of April 5, 2006 and are attached as Exhibit 3.1 to this Current Report on Form 8-K.
     The Trust’s press release announcing the Bylaw amendments is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Liberty Property Trust First Amended and Restated Bylaws, as amended on April 5, 2006

99.1	Press Release by the Registrants, dated April 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ James J. Bowes

James J. Bowes Secretary and General Counsel

LIBERTY PROPERTY LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole General Partner

By:	/s/ James J. Bowes

James J. Bowes Secretary and General Counsel
Dated: April 10, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Liberty Property Trust First Amended and Restated Bylaws, as amended on April 5, 2006
99.1	Press Release by the Registrants, dated April 10, 2006.